>SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE ALLOCATION FUNDS

For the Wells Fargo Advantage Growth Balanced Fund and

the Wells Fargo Advantage Moderate Balanced Fund

(each a “Fund” and, collectively, “the Funds”)

                        Effective September 30, 2013, the prospectuses are revised to reflect the following changes:

Christian Chan and Kandarp Acharya replace the portfolio managers listed for Wells Capital Management Incorporated for each Fund. The following biographical descriptions replace the Portfolio Manager biographies under the section entitled “The Sub-Adviser and Portfolio Managers”:

Kandarp Acharya              Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm’s Asset Allocation Committee.

Christian Chan                   Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Portfolio Manager.  Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC where he managed several of the firm’s asset allocation mutual funds, and also served as the firm’s Head of Investments.

The sections entitled “Principal Investment Strategies” for each Fund are amended as follows:

Current language	Replacement language effective 9/30/13

We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among stocks and bonds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and technical market factors. We use futures contracts to implement target allocation changes, rather than physically reallocating assets among investment styles.

For the Funds indicated below, the following sentence is added to the beginning of the sections entitled “Principal Investment Strategies”:

Growth Balanced Fund	Moderate Balanced Fund
We seek to achieve the Fund’s investment objective by allocation up to 75% of its assets to equity securities and up to 45% of its assets to fixed income securities.	We seek to achieve the Fund’s investment objective by allocation up to 50% of its assets to equity securities and up to 70% of its assets to fixed income securities.

For the Growth Balanced Fund, the first table under the heading “Portfolio Allocation and Management” is replaced with the following:

Investment Style	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	65%	55-75%
Fixed Income Styles	35%	25-45%

August 16, 2013                                                                                                                                  AFRE083/P501ESP